FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2001


Available Amount to Note Holders:                                                                5,277,127.11

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)     Initial Unpaid Amounts inadvertently deposited in Collection Account                               --
(ii)    Indemnity Payments paid inadvertently deposited in Collection Account                              --
(iii)   Aggregate of:
          (a) Unreimbursed Servicer Advances                                                        17,136.84
          (b) Servicer Fees from current and prior Collection Period                                40,723.17
          (c) Servicing Charges inadvertently deposited in Collection Account                              --
(iv)    Premium Amount due on Payment Date and unpaid Premium Amounts                                9,920.82
(v)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                    416.67
(vi)    Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                      --
(vii)   Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                          --
          Class A-2 Note Interest                                                                          --
          Class A-3 Note Interest                                                                   65,165.87
          Class A-4 Note Interest                                                                  331,522.69

(viii)  Class B-1 Note Interest                                                                     11,307.27
(ix)    Class B-2 Note Interest                                                                      7,325.08
(x)     Class B-3 Note Interest                                                                      9,615.80
(xi)    Class A Base Principal Distribution Amount plus Class A Overdue Principal
          Class A-1 Principal Distribution Amount                                                          --
          Class A-2 Principal Distribution Amount                                                          --
          Class A-3 Principal Distribution Amount                                                4,537,395.34
          Class A-4 Principal Distribution Amount                                                          --
(xii)   Note Insurer Reimbursement Amount                                                                  --
(xiii)  Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal               98,639.03
(xiv)   Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal               49,319.51
(xv)    Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal               98,639.03
(xvi)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                      --
(xvii)  Other Amounts Due Servicer under Servicing Agreement                                               --
(xviii) Remaining Amount to Residual Holder                                                              0.00


            Reviewed By:



            --------------------------------------------------------------------
            E. Roger Gebhart
            EVP & Treasurer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED MARCH 1, 2001


                      Initial         Beginning          Base          Additional        Total            Ending           Ending
                     Principal        Principal        Principal       Principal       Principal         Principal      Certificate
     Class            Balance          Balance        Distribution    Distribution    Distribution        Balance          Factor
     -----        --------------    --------------   --------------   ------------   --------------    --------------   -----------
Class A-1          70,687,140.00                --               --            --                --                --     0.0000000
Class A-2          53,856,869.00                --               --            --                --                --     0.0000000
Class A-3          52,510,447.00     14,348,447.93     4,537,395.34            --      4,537,395.34      9,811,052.59     0.1868400
Class A-4          70,687,140.00     70,687,140.00               --            --                --     70,687,140.00     1.0000000
                  --------------    --------------   --------------    ----------    --------------    --------------    ----------
  Total Class A   247,741,596.00     85,035,587.93     4,537,395.34            --      4,537,395.34     80,498,192.59     0.3249280

Class B-1           5,385,687.00      1,848,599.78        98,639.03            --         98,639.03      1,749,960.75     0.3249280
Class B-2           2,692,843.00        924,299.72        49,319.51            --         49,319.51        874,980.21     0.3249280
Class B-3           5,385,687.00      1,848,599.79        98,639.03            --         98,639.03      1,749,960.75     0.3249280
                  --------------    --------------   --------------    ----------    --------------    --------------
  Total           261,205,813.00     89,657,087.21     4,783,992.91            --      4,783,992.91     84,873,094.30

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of February 28, 2001                                    1,478,958.10
     Investment earnings on amounts in Collection Account                                      12,811.88
     Payments due Collection Account from last 3 business days of Collection Period           263,470.56
     Additional contribution for terminated trade-ups and rebooked leases                             --
     Servicer Advance on current Determination Date                                         3,521,886.57
                                                                                          --------------
       Available Funds on Payment Date                                                      5,277,127.11
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                  --
                                                                                          --------------
  REMAINING AVAILABLE FUNDS                                                                 5,277,127.11
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                 --
                                                                                          --------------
  REMAINING AVAILABLE FUNDS                                                                 5,277,127.11
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                        17,136.84
     Unreimbursed Servicer Advances paid                                                       17,136.84
                                                                                          --------------
       Unreimbursed Servicer Advances remaining unpaid                                                --
                                                                                          --------------
  REMAINING AVAILABLE FUNDS                                                                 5,259,990.27
SERVICER FEES
     Servicer Fees due                                                                         40,723.17
     Servicer Fees paid                                                                        40,723.17
                                                                                          --------------
       Servicer Fees remaining unpaid                                                                 --
                                                                                          --------------
  REMAINING AVAILABLE FUNDS                                                                 5,219,267.10
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                        --
                                                                                          --------------
  REMAINING AVAILABLE FUNDS                                                                 5,219,267.10
PREMIUM AMOUNT
     Premium Amount due                                                                         9,920.82
     Premium Amount paid                                                                        9,920.82
                                                                                          --------------
       Premium Amount remaining unpaid                                                                --
                                                                                          --------------
  REMAINING AVAILABLE FUNDS                                                                 5,209,346.28
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                    416.67
     Indenture Trustee Fee paid                                                                   416.67
                                                                                          --------------
       Indenture Trustee Fee remaining unpaid                                                         --
                                                                                          --------------
  REMAINING AVAILABLE FUNDS                                                                 5,208,929.61
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                             --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                        75,000.00
                                                                                          --------------
     Total Indenture Trustee Expenses paid                                                            --
                                                                                          --------------
       Indenture Trustee Expenses unpaid                                                              --

  REMAINING AVAILABLE FUNDS                                                                 5,208,929.61
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                          --
     Class A-2 Note Interest                                                                          --
     Class A-3 Note Interest                                                                   65,165.87
     Class A-4 Note Interest                                                                  331,522.69
                                                                                          --------------
       Total Class A Interest due                                                             396,688.55
                                                                                          --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2001


  REMAINING AVAILABLE FUNDS                                                                 4,812,241.06
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                               11,307.27
     Class B-1 Note Interest paid                                                              11,307.27
                                                                                          --------------
       Class B-1 Note Interest remaining unpaid                                                       --
                                                                                          --------------
  REMAINING AVAILABLE FUNDS                                                                 4,800,933.79
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                7,325.08
     Class B-2 Note Interest paid                                                               7,325.08
                                                                                          --------------
       Class B-2 Note Interest remaining unpaid                                                       --
                                                                                          --------------
  REMAINING AVAILABLE FUNDS                                                                 4,793,608.71
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                9,615.80
     Class B-3 Note Interest paid                                                               9,615.80
                                                                                          --------------
       Class B-3 Note Interest remaining unpaid                                                       --
                                                                                          --------------
  REMAINING AVAILABLE FUNDS                                                                 4,783,992.91
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                         4,537,395.34
     Class A Note Principal Balance as of preceding Payment Date                           85,035,587.93
                                                                                          --------------
     Class A Base Principal Distribution Amount paid                                        4,537,395.34
                                                                                          --------------
       Class A Base Principal Distribution Amount remaining unpaid                                    --

     Class A-1 Note Principal Balance as of preceding Payment Date                                    --
     Class A-1 Base Principal Distribution Amount paid                                                --
                                                                                          --------------
       Class A-1 Note Principal Balance after distribution on Payment Date                            --
                                                                                          --------------

     Remaining Class A Base Principal Distribution Amount                                   4,537,395.34
                                                                                          --------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                    --
     Class A-2 Base Principal Distribution Amount paid                                                --
                                                                                          --------------
       Class A-2 Note Principal Balance after distribution on Payment Date                            --

     Remaining Class A Base Principal Distribution Amount                                   4,537,395.34
                                                                                          --------------

     Class A-3 Note Principal Balance as of preceding Payment Date                         14,348,447.93
     Class A-3 Base Principal Distribution Amount paid                                      4,537,395.34
                                                                                          --------------
       Class A-3 Note Principal Balance after distribution on Payment Date                  9,811,052.59

     Remaining Class A Base Principal Distribution Amount                                             --
                                                                                          --------------

     Class A-4 Note Principal Balance as of preceding Payment Date                         70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                                --
                                                                                          --------------
       Class A-4 Note Principal Balance after distribution on Payment Date                 70,687,140.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2001


  REMAINING AVAILABLE FUNDS                                                                   246,597.57

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                            --
     Note Insurer Reimbursement Amount paid                                                           --
                                                                                          --------------
     Note Insurer Reimbursement Amount remaining unpaid                                               --
  REMAINING AVAILABLE FUNDS                                                                   246,597.57

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                          1,848,599.78
     Class B-1 Base Principal Distribution due                                                 98,639.03
     Class B-1 Base Principal Distribution paid                                                98,639.03
                                                                                          --------------
       Class B-1 Base Principal Distribution remaining unpaid                                         --
       Class B-1 Note Principal Balance after distribution on Payment Date                  1,749,960.75

REMAINING AVAILABLE FUNDS                                                                     147,958.54

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                            924,299.72
     Class B-2 Base Principal Distribution due                                                 49,319.51
     Class B-2 Base Principal Distribution paid                                                49,319.51
                                                                                          --------------
       Class B-2 Base Principal Distribution remaining unpaid                                         --
       Class B-2 Note Principal Balance after distribution on Payment Date                    874,980.21
  REMAINING AVAILABLE FUNDS                                                                    98,639.03
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                          1,848,599.79
     Class B-3 Base Principal Distribution due                                                 98,639.03
     Class B-3 Base Principal Distribution paid                                                98,639.03
                                                                                          --------------
       Class B-3 Base Principal Distribution remaining unpaid                                         --
       Class B-3 Note Principal Balance after distribution on Payment Date                  1,749,960.75
  REMAINING AVAILABLE FUNDS                                                                         0.00
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                      --
     Remaining Indenture Trustee Expenses paid                                                        --
                                                                                          --------------
       Remaining Indenture Trustee Expenses unpaid                                                    --
  REMAINING AVAILABLE FUNDS                                                                         0.00
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                         --
     Other Amounts Due Servicer under Servicing Agreement paid                                        --
                                                                                          --------------
       Other Amounts Due Servicer under Servicing Agreement remaining unpaid                          --
  REMAINING AVAILABLE FUNDS                                                                         0.00
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                   0.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                              97,735,617.21
      ADCPB, end of Collection Period                                                                    92,951,624.30
                                                                                                        --------------
        Base Principal Amount                                                                             4,783,992.91

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                                     3,275,238.33
      Servicing Advances collected during the current Collection Period                                   3,258,101.49
                                                                                                        --------------
        Unreimbursed Servicing Advances as of current Determination Date                                     17,136.84

CALCULATION OF INTEREST DUE
                           Beginning                                  Current                                  Total
                           Principal             Interest             Interest            Overdue             Interest
        Class               Balance                Rate                 Due               Interest              Due
        -----           ---------------      ---------------      ---------------     ---------------     ---------------
      Class A-1                      --               5.2150%                  --                  --                  --
      Class A-2                      --               5.4900%                  --                  --                  --
      Class A-3           14,348,447.93               5.4500%           65,165.87                  --           65,165.87
      Class A-4           70,687,140.00               5.6280%          331,522.69                  --          331,522.69
      Class B-1            1,848,599.78               7.3400%           11,307.27                  --           11,307.27
      Class B-2              924,299.72               9.5100%            7,325.08                  --            7,325.08
      Class B-3            1,848,599.79               6.2420%            9,615.80                  --            9,615.80
                        ---------------      ---------------      ---------------     ---------------     ---------------
                          89,657,087.21               5.6875%          424,936.70                  --          424,936.70

CALCULATION OF PRINCIPAL DUE
                                Base                Base                                    Total
                             Principal            Principal             Overdue            Principal
        Class               Amount Pct.            Amount              Principal             Due
        -----             ---------------      ---------------     ---------------     ---------------
      Class A                      94.845%        4,537,395.34                  --        4,537,395.34
      Class B-1                     2.062%           98,639.03                  --           98,639.03
      Class B-2                     1.031%           49,319.51                  --           49,319.51
      Class B-3                     2.062%           98,639.03                  --           98,639.03
                                               ---------------     ---------------     ---------------
                                                  4,783,992.91                  --        4,783,992.91

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                               97,735,617.21
      Servicer Fee Rate                                                                            0.500%
      One-twelfth                                                                                   1/12
                                                                                          --------------
      Servicer Fee due current period                                                          40,723.17
      Prior Servicer Fee arrearage                                                                    --
                                                                                          --------------
      Servicer Fee due                                                                         40,723.17

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period           85,035,587.93
      Premium Rate                                                                                 0.140%
      One-twelfth                                                                                   1/12
                                                                                          --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 2001


      Premium Amount due Current Period                                                         9,920.82
      Prior Premium Amount arrearage                                                                  --
                                                                                          --------------
        Total Premium Amount due                                                                9,920.82

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                    416.67
      Prior Indenture Trustee Fee arrearage                                                           --
                                                                                          --------------
      Total Indenture Trustee Fee due                                                             416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                  --
      Prior Indenture Trustee Expenses arrearage                                                      --
                                                                                          --------------
      Total Indenture Trustee Expenses due                                                            --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                           --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                          --
                                                                                          --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                      --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED MARCH 1, 2001


Gross Charge Event Calculation:
                                                                                                               Result
                                                                                                            ------------
    Gross Charge Off Ratio Current Period                                                                           2.92%
    Gross Charge Off Ratio Prior Period                                                                            (0.48)%
    Gross Charge Off Ratio Second Prior Period                                                                     (0.24)%
                                                                                                            ------------
      Average of Gross Charge Off Ratio for Three Periods                                                           0.74%
    Maximum Allowed                                                                                                 2.50%

    Gross Charge Off Ratio:
    -----------------------
                               ADCPB of                                                                Gross Charge Off Ratio
                             All Defaulted           Less                               End of Month       Charge Offs/
                               Contracts          Recoveries        Charge Offs            ADCPB              ADCPB
                             --------------     --------------     --------------      --------------  ----------------------
    Current Period               325,194.74          98,715.94         226,478.80       92,951,624.30               2.92%
    Prior Period                 234,832.90         273,707.73         (38,874.83)      97,735,617.21              (0.48)%
    Second Prior Period           45,391.62          66,020.83         (20,629.21)     103,358,847.93              (0.24)%

Delinquency Event Calculation:
                                                                                                               Results
                                                                                                            ------------
    Delinquency Trigger Ratio Current Period                                                                        4.66%
    Delinquency Trigger Ratio Prior Period                                                                          4.25%
    Delinquency Trigger Ratio Second Prior Period                                                                   4.42%
                                                                                                            ------------
    Average of Delinquency Trigger Ratios                                                                           4.44%
    Maximum Allowed                                                                                                 7.50%

    Delinquency Trigger Ratio:
    --------------------------
                                    A                 B                  A/B
                           ------------------  ---------------   -------------------
                                ADCPB of          ADCPB of
                           Contract > 30 Days   All Contracts    Delinquency Trigger
                                Past Due       As of Month-End          Ratio:
                           ------------------  ---------------   -------------------
    Current Period             4,432,517.03      95,073,759.96               4.66%
    Prior Period               4,252,444.05     100,084,808.89               4.25%
    Second Prior Period        4,564,279.24     103,358,847.93               4.42%

                                 ADCPB         Delinquency Ratio
                             --------------    -----------------
    Current                      90,641,243              95.34%
    31-60 Days Past Due           2,167,471               2.28%
    61-90 Days Past Due             927,831               0.98%
    91+ Days Past Due             1,337,215               1.41%
                             --------------     --------------
    TOTAL                        95,073,760             100.00%

Substitution Limits
-------------------

    ADCPB as of Cut-Off Date                                                                                269,284,343.00
    Maximum Substitution (10% of Initial)                                                                    26,928,434.30

    Prior month Cumulative ADCPB Substituted                                                                  6,470,186.38
    Current month ADCPB Substituted                                                                                     --
                                                                                                            --------------
    Cumulative ADCPB Substituted                                                                              6,470,186.38

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2001


Available Amount to Note Holders:                                                              5,732,682.73

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)     Initial Unpaid Amounts inadvertently deposited in Collection Account                             --
(ii)    Indemnity Payments paid inadvertently deposited in Collection Account                            --
(iii)   Aggregate of:
          (a) Unreimbursed Servicer Advances                                                      24,425.24
          (b) Servicer Fees from current and prior Collection Period                              55,252.09
          (c) Servicing Charges inadvertently deposited in Collection Account                            --
(iv)    Premium Amount due on Payment Date and unpaid Premium Amounts                             17,006.25
(v)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)    Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --
(vii)   Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                        --
          Class A-2 Note Interest                                                                        --
          Class A-3 Note Interest                                                                150,015.81
          Class A-4 Note Interest                                                                401,672.54

(viii)  Class B-1 Note Interest                                                                   13,964.14
(ix)    Class B-2 Note Interest                                                                   10,552.33
(x)     Class B-3 Note Interest                                                                    8,355.25
(xi)    Class A Base Principal Distribution Amount plus Class A Overdue Principal
          Class A-1 Principal Distribution Amount                                                        --
          Class A-2 Principal Distribution Amount                                                        --
          Class A-3 Principal Distribution Amount                                              4,827,990.24
          Class A-4 Principal Distribution Amount                                                        --
(xii)   Note Insurer Reimbursement Amount                                                                --
(xiii)  Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            104,956.32
(xiv)   Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             52,478.16
(xv)    Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal             65,597.70
(xvi)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xvii)  Other Amounts Due Servicer under Servicing Agreement                                             --
(xviii) Remaining Amount to Residual Holder                                                              --


        Reviewed By:



        ------------------------------------------------------------------------
        Sandy B. Ho
        Executive Vice President & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of February 28, 2001                                       1,207,756.28
     Add: Investment earnings on amounts in Collection Account                                     8,988.26
     Add: Payments due Collection Account from last 3 business days of Collection Period          54,957.00
     Less: Amounts inadvertently deposited into collection account                               371,802.04
     Add: Additional contribution for terminated trade-ups and rebooked leases                           --
     Add: Servicer Advance on current Determination Date                                       4,832,783.23
                                                                                             --------------
       Available Funds on Payment Date                                                         5,732,682.73
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                     --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    5,732,682.73
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    5,732,682.73
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                           24,425.24
     Unreimbursed Servicer Advances paid                                                          24,425.24
                                                                                             --------------
       Unreimbursed Servicer Advances remaining unpaid                                                   --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    5,708,257.49
SERVICER FEES
     Servicer Fees due                                                                            55,252.09
     Servicer Fees paid                                                                           55,252.09
                                                                                             --------------
       Servicer Fees remaining unpaid                                                                    --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    5,653,005.40
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                           --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    5,653,005.40
PREMIUM AMOUNT
     Premium Amount due                                                                           17,006.25
     Premium Amount paid                                                                          17,006.25
                                                                                             --------------
       Premium Amount remaining unpaid                                                                   --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    5,635,999.15
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                       416.67
     Indenture Trustee Fee paid                                                                      416.67
                                                                                             --------------
       Indenture Trustee Fee remaining unpaid                                                            --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    5,635,582.48
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                           75,000.00
                                                                                             --------------
     Total Indenture Trustee Expenses paid                                                               --
                                                                                             --------------
       Indenture Trustee Expenses unpaid                                                                 --

  REMAINING AVAILABLE FUNDS                                                                    5,635,582.48

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2001


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                             --
     Class A-2 Note Interest                                                                             --
     Class A-3 Note Interest                                                                     150,015.81
     Class A-4 Note Interest                                                                     401,672.54
                                                                                             --------------
       Total Class A Interest due                                                                551,688.35
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    5,083,894.13
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                  13,964.14
     Class B-1 Note Interest paid                                                                 13,964.14
                                                                                             --------------
       Class B-1 Note Interest remaining unpaid                                                          --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    5,069,929.99
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                  10,552.33
     Class B-2 Note Interest paid                                                                 10,552.33
                                                                                             --------------
       Class B-2 Note Interest remaining unpaid                                                          --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    5,059,377.66
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                   8,355.25
     Class B-3 Note Interest paid                                                                  8,355.25
                                                                                             --------------
       Class B-3 Note Interest remaining unpaid                                                          --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    5,051,022.42
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                            4,827,990.24
     Class A Note Principal Balance as of preceding Payment Date                             116,614,302.84
                                                                                             --------------
     Class A Base Principal Distribution Amount paid                                           4,827,990.24
                                                                                             --------------
       Class A Base Principal Distribution Amount remaining unpaid                                       --

     Class A-1 Note Principal Balance as of preceding Payment Date                                       --
     Class A-1 Base Principal Distribution Amount paid                                                   --
                                                                                             --------------
       Class A-1 Note Principal Balance after distribution on Payment Date                               --

     Remaining Class A Base Principal Distribution Amount                                      4,827,990.24
                                                                                             --------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                       --
     Class A-2 Base Principal Distribution Amount paid                                                   --
                                                                                             --------------
       Class A-2 Note Principal Balance after distribution on Payment Date                               --

     Remaining Class A Base Principal Distribution Amount                                      4,827,990.24
                                                                                             --------------

     Class A-3 Note Principal Balance as of preceding Payment Date                            32,494,399.84
     Class A-3 Base Principal Distribution Amount paid                                         4,827,990.24
                                                                                             --------------
       Class A-3 Note Principal Balance after distribution on Payment Date                    27,666,409.60

     Remaining Class A Base Principal Distribution Amount                                                --
                                                                                             --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2001


     Class A-4 Note Principal Balance as of preceding Payment Date                            84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                                   --
                                                                                             --------------
       Class A-4 Note Principal Balance after distribution on Payment Date                    84,119,903.00

  REMAINING AVAILABLE FUNDS                                                                      223,032.18

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                               --
     Note Insurer Reimbursement Amount paid                                                              --
                                                                                             --------------
     Note Insurer Reimbursement Amount remaining unpaid                                                  --
  REMAINING AVAILABLE FUNDS                                                                      223,032.18

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                             2,535,093.75
     Class B-1 Base Principal Distribution due                                                   104,956.32
     Class B-1 Base Principal Distribution paid                                                  104,956.32
                                                                                             --------------
       Class B-1 Base Principal Distribution remaining unpaid                                            --
       Class B-1 Note Principal Balance after distribution on Payment Date                     2,430,137.44

  REMAINING AVAILABLE FUNDS                                                                      118,075.86

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                             1,267,546.88
     Class B-2 Base Principal Distribution due                                                    52,478.16
     Class B-2 Base Principal Distribution paid                                                   52,478.16
                                                                                             --------------
       Class B-2 Base Principal Distribution remaining unpaid                                            --
       Class B-2 Note Principal Balance after distribution on Payment Date                     1,215,068.72
  REMAINING AVAILABLE FUNDS                                                                       65,597.70
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                             1,584,433.60
     Class B-3 Base Principal Distribution due                                                    65,597.70
     Class B-3 Base Principal Distribution paid                                                   65,597.70
                                                                                             --------------
       Class B-3 Base Principal Distribution remaining unpaid                                          0.00
       Class B-3 Note Principal Balance after distribution on Payment Date                     1,518,835.90
  REMAINING AVAILABLE FUNDS                                                                              --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                         --
     Remaining Indenture Trustee Expenses paid                                                           --
                                                                                             --------------
       Remaining Indenture Trustee Expenses unpaid                                                       --
  REMAINING AVAILABLE FUNDS                                                                              --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                            --
     Other Amounts Due Servicer under Servicing Agreement paid                                           --
                                                                                             --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                               --
  REMAINING AVAILABLE FUNDS                                                                              --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                        --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED MARCH 1, 2001


                     Initial           Beginning          Base          Additional        Total            Ending           Ending
                    Principal          Principal        Principal       Principal       Principal         Principal      Certificate
      Class          Balance            Balance        Distribution    Distribution    Distribution        Balance          Factor
      -----       --------------    --------------    --------------   ------------   --------------    --------------   -----------
Class A-1          70,688,994.00                --                --            --                --                --     0.0000000
Class A-2          57,258,085.00                --                --            --                --                --     0.0000000
Class A-3          48,068,516.00     32,494,399.84      4,827,990.24            --      4,827,990.24     27,666,409.60     0.5755620
Class A-4          84,119,903.00     84,119,903.00                --            --                --     84,119,903.00     1.0000000
                  --------------    --------------    --------------    ----------    --------------    --------------    ----------
  Total Class A   260,135,498.00    116,614,302.84      4,827,990.24            --      4,827,990.24    111,786,312.60     0.4297234

Class B-1           5,655,120.00      2,535,093.75        104,956.32            --        104,956.32      2,430,137.44     0.4297234
Class B-2           2,827,560.00      1,267,546.88         52,478.16            --         52,478.16      1,215,068.72     0.4297234
Class B-3           3,534,450.00      1,584,433.60         65,597.70            --         65,597.70      1,518,835.90     0.4297234
                  --------------    --------------    --------------    ----------    --------------    --------------
  Total           272,152,628.00    122,001,377.07      5,051,022.42            --      5,051,022.42    116,950,354.65

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                             132,605,015.16
      ADCPB, end of Collection Period                                                                   127,553,992.74
                                                                                                        --------------
        Base Principal Amount                                                                             5,051,022.42

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                                     4,284,735.80
      Servicing Advances collected during the current Collection Period                                   4,260,310.56
                                                                                                        --------------
        Unreimbursed Servicing Advances as of current Determination Date                                     24,425.24

CALCULATION OF INTEREST DUE
                          Beginning                                 Current                                  Total
                          Principal            Interest             Interest            Overdue             Interest
        Class              Balance               Rate                 Due               Interest              Due
        -----          ---------------      ---------------      ---------------     ---------------     ---------------
      Class A-1                     --               4.9670%                  --                  --                  --
      Class A-2                     --               5.4500%                  --                  --                  --
      Class A-3          32,494,399.84               5.5400%          150,015.81                  --          150,015.81
      Class A-4          84,119,903.00               5.7300%          401,672.54                  --          401,672.54
      Class B-1           2,535,093.75               6.6100%           13,964.14                  --           13,964.14
      Class B-2           1,267,546.88               9.9900%           10,552.33                  --           10,552.33
      Class B-3           1,584,433.60               6.3280%            8,355.25                  --            8,355.25
                       ---------------      ---------------      ---------------     ---------------     ---------------
                        122,001,377.07               5.7497%          584,560.07                  --          584,560.07

CALCULATION OF PRINCIPAL DUE
                            Base                  Base                                   Total
                          Principal             Principal           Overdue            Principal
        Class            Amount Pct.             Amount            Principal              Due
        -----          ---------------      ---------------     ---------------     ---------------
      Class A                   95.584%        4,827,990.24                  --        4,827,990.24
      Class B-1                  2.078%          104,956.32                  --          104,956.32
      Class B-2                  1.039%           52,478.16                  --           52,478.16
      Class B-3                  1.299%           65,597.70                  --           65,597.70
                                            ---------------     ---------------     ---------------
                                               5,051,022.42                  --        5,051,022.42

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                             132,605,015.16
      Servicer Fee Rate                                                                                           0.500%
      One-twelfth                                                                                                  1/12
                                                                                                        ---------------
      Servicer Fee due current period                                                                         55,252.09
      Prior Servicer Fee arrearage                                                                                   --
                                                                                                        ---------------
      Servicer Fee due                                                                                        55,252.09

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 2001


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period                         116,614,302.84
      Premium Rate                                                                                                0.175%
      One-twelfth                                                                                                  1/12
                                                                                                        ---------------
      Premium Amount due Current Period                                                                       17,006.25
      Prior Premium Amount arrearage                                                                                 --
                                                                                                        ---------------
        Total Premium Amount due                                                                              17,006.25

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                                   416.67
      Prior Indenture Trustee Fee arrearage                                                                          --
                                                                                                        ---------------
      Total Indenture Trustee Fee due                                                                            416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                                 --
      Prior Indenture Trustee Expenses arrearage                                                                     --
                                                                                                        ---------------
      Total Indenture Trustee Expenses due                                                                           --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                                          --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                         --
                                                                                                        ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                                     --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MARCH 1, 2001


RESTRICTING EVENT DETERMINATION:
                                                                                                                    Yes/No
                                                                                                                    ------
     A) Event of Servicer Termination (Yes/No)                                                                        No
     B) Note Insurer has Made a Payment (Yes/No)                                                                      No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                                  No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                               No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                                     Yes/No
A) Failure to distribute to the Noteholders all or part of any payment of                                            ------
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                                              No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B-1 Maturity
Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
Notes, or Class B-3 Notes, as the case may be.                                                                         No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

       Section                                                 Event                                                  Yes/No
       -------                                                 -----                                                  ------
     6.01(i)     Failure to make payment required                                                                       No
     6.01(ii)    Failure to submit Monthly Statement                                                                    No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                    No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                          No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                                     No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days   No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                              No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.                           No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED MARCH 1, 2001


Gross Charge Event Calculation:
                                                                                                               Result
                                                                                                            ------------
    Gross Charge Off Ratio Current Period                                                                           2.48%
    Gross Charge Off Ratio Prior Period                                                                            (0.14)%
    Gross Charge Off Ratio Second Prior Period                                                                     (0.05)%
                                                                                                            ------------
      Average of Gross Charge Off Ratio for Three Periods                                                           0.76%
    Maximum Allowed                                                                                                 2.50%

    Gross Charge Off Ratio:
    -----------------------
                               ADCPB of                                                                  Gross Charge Off
                             All Defaulted           Less                               End of Month    Ratio: Charge Offs/
                               Contracts          Recoveries         Charge Offs           ADCPB              ADCPB
                             --------------     --------------     --------------      --------------   -------------------
    Current Period               347,435.45          83,851.96         263,583.49      127,553,992.74               2.48%
    Prior Period                 295,994.53         311,157.94         (15,163.41)     132,605,015.16              (0.14)%
    Second Prior Period                0.00           5,664.21          (5,664.21)     138,601,164.79              (0.05)%

Delinquency Event Calculation:
                                                                                                               Results
                                                                                                            ------------
    Delinquency Trigger Ratio Current Period                                                                        5.33%
    Delinquency Trigger Ratio Prior Period                                                                          4.82%
    Delinquency Trigger Ratio Second Prior Period                                                                   4.84%
                                                                                                            ------------
    Average of Delinquency Trigger Ratios                                                                           5.00%
    Maximum Allowed                                                                                                 7.50%

    Delinquency Trigger Ratio:
    --------------------------
                                    A                  B                  A/B
                           ------------------   ---------------   -------------------
                                ADCPB of           ADCPB of
                           Contract > 30 Days    All Contracts    Delinquency Trigger
                                Past Due        As of Month-End          Ratio:
                           ------------------   ---------------   -------------------
    Current Period             6,977,706.63      130,912,124.21               5.33%
    Prior Period               6,543,746.16      135,696,385.75               4.82%
    Second Prior Period        6,707,483.81      138,601,164.79               4.84%

                                  ADCPB        Delinquency Ratio
                             --------------    -----------------
    Current                     123,934,418              94.67%
    31-60 Days Past Due           3,731,435               2.85%
    61-90 Days Past Due           1,566,079               1.20%
    91+ Days Past Due             1,680,193               1.28%
                             --------------     --------------
    TOTAL                       130,912,124             100.00%

Substitution Limits

    ADCPB as of Cut-Off Date                                                                              226,204,781.43
    Maximum Substitution (10% of Initial)                                                                  22,620,478.14

    Prior month Cumulative ADCPB Substituted                                                               19,302,877.46
    Current month ADCPB Substituted                                                                                   --
                                                                                                          --------------
    Cumulative ADCPB Substituted                                                                           19,302,877.46

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2001


Available Amount to Note Holders:                                                                3,783,680.09
Reserve Account balance, beginning                                                               1,615,352.80

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)     Initial Unpaid Amounts inadvertently deposited in Collection Account                               --
(ii)    Indemnity Payments paid inadvertently deposited in Collection Account                              --
(iii)   Aggregate of:
          (a) Unreimbursed Servicer Advances                                                         4,735.06
          (b) Servicer Fees from current and prior Collection Period                                49,825.55
          (c) Servicing Charges inadvertently deposited in Collection Account                              --
(iv)    Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                    416.67
(v)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                      --

(vi)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                          --
          Class A-2 Note Interest                                                                   60,432.01
          Class A-3 Note Interest                                                                  105,098.57
          Class A-4 Note Interest                                                                  360,555.57
(vii)   Class B Note Interest                                                                       70,352.70
(viii)  Class C Note Interest                                                                       52,437.20
(ix)    Class D Note Interest                                                                       16,007.67

(x)     Class A Base Principal Distribution Amount
          Class A-1 Principal Distribution Amount                                                          --
          Class A-2 Principal Distribution Amount                                                2,792,344.49
          Class A-3 Principal Distribution Amount                                                          --
          Class A-4 Principal Distribution Amount                                                          --
(xi)    Class B Base Principal Distribution Amount                                                 263,910.61
(xii)   Class C Base Principal Distribution Amount                                                 178,778.15
(xiii)  Class D Base Principal Distribution Amount                                                  42,566.23
(xv)    Class E Note Interest                                                                       11,834.14
(xvi)   Class E Principal Distribution Amount                                                       45,971.53
(xviii) Reserve Account Reimbursement/(Withdrawal)                                                (271,586.05)
(xix)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                      --
(xx)    Remaining Amount to Residual Holder                                                                --


Reserve Account balance, ending                                                                  1,343,766.75

Disbursements from Reserve Account:
        Interest earned on Reserve Account to Residual Holder                                              --

        Reviewed By:



        ------------------------------------------------------------------------
        E. ROGER GEBHART
        EXECUTIVE VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of February 28, 2001                                         590,458.53
     Investment earnings on amounts in Collection Account                                          6,020.16
     Payments due Collection Account from last 3 business days of Collection Period              184,836.01
     Additional contribution for terminated trade-ups and rebooked leases                                --
     Servicer Advance on current Determination Date                                            3,002,365.39
                                                                                             --------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                           3,783,680.09
     Reserve Account balance                                                                   1,615,352.80
                                                                                             --------------
     TOTAL AVAILABLE FUNDS                                                                     5,399,032.89

Initial Unpaid Amounts inadvertently deposited in Collection Account                                     --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    5,399,032.89

Indemnity Payments paid inadvertently deposited in Collection Account                                    --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    5,399,032.89

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                            4,735.06
     Unreimbursed Servicer Advances paid                                                           4,735.06
                                                                                             --------------
       Unreimbursed Servicer Advances remaining unpaid                                                   --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    5,394,297.83

SERVICER FEES
     Servicer Fees due                                                                            49,825.55
     Servicer Fees paid                                                                           49,825.55
                                                                                             --------------
       Servicer Fees remaining unpaid                                                                    --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    5,344,472.28

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                           --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    5,344,472.28

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                       416.67
     Indenture Trustee Fee paid                                                                      416.67
                                                                                             --------------
       Indenture Trustee Fee remaining unpaid                                                            --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    5,344,055.61

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                           75,000.00
                                                                                             --------------
     Total Indenture Trustee Expenses paid                                                               --
                                                                                             --------------
       Indenture Trustee Expenses unpaid                                                                 --
  REMAINING AVAILABLE FUNDS                                                                    5,344,055.61

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2001


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                             --
     Class A-2 Note Interest                                                                      60,432.01
     Class A-3 Note Interest                                                                     105,098.57
     Class A-4 Note Interest                                                                     360,555.57
       Total Class A Interest due                                                                526,086.15
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    4,817,969.46

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                    70,352.70
     Class B Note Interest paid                                                                   70,352.70
                                                                                             --------------
       Class B Note Interest remaining unpaid                                                            --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    4,747,616.76

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                    52,437.20
     Class C Note Interest paid                                                                   52,437.20
                                                                                             --------------
       Class C Note Interest remaining unpaid                                                            --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    4,695,179.56

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                    16,007.67
     Class D Note Interest paid                                                                   16,007.67
                                                                                             --------------
       Class D Note Interest remaining unpaid                                                            --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    4,679,171.90

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                            2,725,328.22
     Class A Note Principal Balance as of preceding Payment Date                              92,036,015.49
                                                                                             --------------
     Class A Base Principal Distribution Amount paid                                           2,725,328.22
                                                                                             --------------
       Class A Base Principal Distribution Amount remaining unpaid                                       --
     Class A-1 Note Principal Balance as of preceding Payment Date                                       --
     Class A-1 Base Principal Distribution Amount paid                                                   --
                                                                                             --------------
       Class A-1 Note Principal Balance after distribution                                               --
                                                                                             --------------
     Remaining Class A Base Principal Distribution Amount                                      2,725,328.22
                                                                                             --------------
     Class A-2 Note Principal Balance as of preceding Payment Date                            11,225,760.49
     Class A-2 Base Principal Distribution Amount paid                                         2,725,328.22
                                                                                             --------------
       Class A-2 Note Principal Balance after distribution                                     8,500,432.27
     Remaining Class A Base Principal Distribution Amount                                                --
                                                                                             --------------
     Class A-3 Note Principal Balance as of preceding Payment Date                            18,823,624.00
     Class A-3 Base Principal Distribution Amount paid                                                   --
                                                                                             --------------
       Class A-3 Note Principal Balance after distribution                                    18,823,624.00
     Remaining Class A Base Principal Distribution Amount                                                --
                                                                                             --------------
     Class A-4 Note Principal Balance as of preceding Payment Date                            61,986,631.00
     Class A-4 Base Principal Distribution Amount paid                                                   --
                                                                                             --------------
       Class A-4 Note Principal Balance after distribution                                    61,986,631.00
  REMAINING AVAILABLE FUNDS                                                                    1,953,843.68

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2001


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                              11,596,598.54
     Class B Base Principal Distribution due                                                     257,576.75
     Class B Base Principal Distribution paid                                                    257,576.75
                                                                                             --------------
       Class B Base Principal Distribution remaining unpaid                                              --
       Class B Note Principal Balance after distribution on Payment Date                      11,339,021.79
  REMAINING AVAILABLE FUNDS                                                                    1,696,266.92

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                               7,855,760.40
     Class C Base Principal Distribution due                                                     174,487.48
     Class C Base Principal Distribution paid                                                    174,487.48
                                                                                             --------------
       Class C Base Principal Distribution remaining unpaid                                              --
       Class C Note Principal Balance after distribution on Payment Date                       7,681,272.92
  REMAINING AVAILABLE FUNDS                                                                    1,521,779.45

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                               1,870,418.57
     Class D Base Principal Distribution due                                                      41,544.64
     Class D Base Principal Distribution paid                                                     41,544.64
                                                                                             --------------
       Class D Base Principal Distribution remaining unpaid                                              --
       Class D Note Principal Balance after distribution on Payment Date                       1,828,873.93
  REMAINING AVAILABLE FUNDS                                                                    1,480,234.81

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                               --
     Class A-1 Reallocated Principal Distribution                                                        --
                                                                                             --------------
       Class A-1 Note Principal Balance after Reallocation                                               --
  Remaining Available Funds                                                                    1,480,234.81
                                                                                             --------------
     Class A-2 Note Principal Balance after Base Principal                                     8,500,432.27
     Class A-2 Reallocated Principal Distribution                                                        --
                                                                                             --------------
       Class A-2 Note Principal Balance after Reallocation                                     8,500,432.27
  Remaining Available Funds                                                                    1,480,234.81
                                                                                             --------------
     Class A-3 Note Principal Balance after Base Principal                                    18,823,624.00
     Class A-3 Reallocated Principal Distribution                                                        --
                                                                                             --------------
       Class A-3 Note Principal Balance after Reallocation                                    18,823,624.00
  Remaining Available Funds                                                                    1,480,234.81
                                                                                             --------------
     Class A-4 Note Principal Balance after Base Principal                                    61,986,631.00
     Class A-4 Reallocated Principal Distribution                                                        --
                                                                                             --------------
       Class A-4 Note Principal Balance after Reallocation                                    61,986,631.00
  REMAINING AVAILABLE FUNDS                                                                    1,480,234.81

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                      11,339,021.79
     Class B Reallocated Principal Distribution paid                                                     --
                                                                                             --------------
       Class B Note Principal Balance after Reallocation                                      11,339,021.79
  REMAINING AVAILABLE FUNDS                                                                    1,480,234.81

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2001


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                       7,681,272.92
     Class C Reallocated Principal Distribution paid                                                     --
                                                                                             --------------
       Class C Note Principal Balance after Reallocation                                       7,681,272.92
  REMAINING AVAILABLE FUNDS                                                                    1,480,234.81

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                       1,828,873.93
     Class D Reallocated Principal Distribution paid                                                     --
       Class D Note Principal Balance after Reallocation                                       1,828,873.93
  REMAINING AVAILABLE FUNDS                                                                    1,480,234.81

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                    11,834.14
     Class E Note Interest paid                                                                   11,834.14
                                                                                             --------------
       Class E Note Interest remaining unpaid                                                            --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    1,468,400.67

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                               2,020,052.62
     Class E Base Principal Distribution due                                                      44,868.21
     Class E Base Principal Distribution paid                                                     44,868.21
                                                                                             --------------
       Class E Base Principal Distribution remaining unpaid                                              --
       Class E Note Principal Balance after distribution on Payment Date                       1,975,184.41
  REMAINING AVAILABLE FUNDS                                                                    1,423,532.46

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                       1,975,184.41
     Class E Reallocated Principal Distribution paid                                                     --
       Class E Note Principal Balance after Reallocation                                       1,975,184.41
  REMAINING AVAILABLE FUNDS                                                                    1,423,532.46

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                        --
     Class A-1 Supplemental Principal Distribution                                                       --
                                                                                             --------------
       Class A-1 Note Principal Balance after Supplemental                                               --
  Remaining Available Funds                                                                    1,423,532.46
                                                                                             --------------
     Class A-2 Note Principal Balance after Reallocated Principal                              8,500,432.27
     Class A-2 Supplemental Principal Distribution                                                67,016.27
                                                                                             --------------
       Class A-2 Note Principal Balance after Supplemental                                     8,433,416.00
  Remaining Available Funds                                                                    1,356,516.19
                                                                                             --------------
     Class A-3 Note Principal Balance after Reallocated Principal                             18,823,624.00
     Class A-3 Supplemental Principal Distribution                                                       --
                                                                                             --------------
       Class A-3 Note Principal Balance after Supplemental                                    18,823,624.00
  Remaining Available Funds                                                                    1,356,516.19
                                                                                             --------------
     Class A-4 Note Principal Balance after Reallocated Principal                             61,986,631.00
     Class A-4 Supplemental Principal Distribution                                                       --
                                                                                             --------------
       Class A-4 Note Principal Balance after Supplemental                                    61,986,631.00
  REMAINING AVAILABLE FUNDS                                                                    1,356,516.19

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2001


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                               11,339,021.79
     Class B Supplemental Principal Distribution paid                                              6,333.85
                                                                                             --------------
       Class B Note Principal Balance after Supplemental                                      11,332,687.94
  REMAINING AVAILABLE FUNDS                                                                    1,350,182.34

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                                7,681,272.92
     Class C Supplemental Principal Distribution paid                                              4,290.68
                                                                                             --------------
       Class C Note Principal Balance after Supplemental                                       7,676,982.25
  REMAINING AVAILABLE FUNDS                                                                    1,345,891.66

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                                1,828,873.93
     Class D Supplemental Principal Distribution paid                                              1,021.59
                                                                                             --------------
       Class D Note Principal Balance after Supplemental                                       1,827,852.34
  REMAINING AVAILABLE FUNDS                                                                    1,344,870.07

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                                1,975,184.41
     Class E Supplemental Principal Distribution paid                                              1,103.32
                                                                                             --------------
       Class E Note Principal Balance after Supplemental                                       1,974,081.09
  REMAINING AVAILABLE FUNDS                                                                    1,343,766.75

RESERVE FUND
     Required Reserve Fund Amount                                                              1,751,034.78
     Reserve Account Balance, Ending                                                           1,343,766.75
     Reserve Account Deposit/(Withdrawal)                                                       (271,586.05)
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                              --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                         --
     Remaining Indenture Trustee Expenses paid                                                           --
                                                                                             --------------
     Remaining Indenture Trustee Expenses unpaid                                                         --
  REMAINING AVAILABLE FUNDS                                                                              --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                               --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                            119,581,328.63
     ADCPB, end of Collection Period                                                  116,257,757.62
                                                                                     ---------------
       Base Principal Amount                                                            3,323,571.00

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                    2,654,465.37
     Servicing Advances collected during the current Collection Period                  2,649,730.31
                                                                                     ---------------
       Unreimbursed Servicing Advances as of current Determination Date                     4,735.06


CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                           119,581,328.63
     Servicer Fee Rate                                                                         0.500%
     One-twelfth                                                                                1/12
                                                                                     ---------------
     Servicer Fee due current period                                                       49,825.55
     Prior Servicer Fee arrearage                                                                 --
                                                                                     ---------------
     Servicer Fee due                                                                      49,825.55


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                 416.67
     Prior Indenture Trustee Fee arrearage                                                        --
                                                                                     ---------------
     Total Indenture Trustee Fee due                                                          416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                               --
     Prior Indenture Trustee Expenses arrearage                                                   --
                                                                                     ---------------
     Total Indenture Trustee Expenses due                                                         --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                        --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                       --
                                                                                     ---------------
     Total Other Amounts Due Servicer under Servicing Agreement                                   --

AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                       114,794,989.07                   96.75%
      31 - 60 days past due          1,774,505.59                    1.50%
      61 - 90 days past due            670,447.77                    0.57%
      91+ days past due              1,413,597.40                    1.19%
                                   --------------
                                   118,653,539.82

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                          352,474.31
     Less Recoveries                                            79,317.29
                                                           --------------
     Total Charge Offs for the period                          273,157.02

     End of Month ADCPB                                    116,257,757.62
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                0.23%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                                    Beginning
                    Initial         of Period        Interest                           Interest
    Class           Balance          Balance           Rate          Interest Due         Paid
    -----        --------------   --------------   -------------    --------------   --------------
    A-1           30,818,212.00             0.00           5.855%             0.00             0.00
    A-2           31,956,385.00    11,225,760.49           6.460%        60,432.01        60,432.01
    A-3           18,823,624.00    18,823,624.00           6.700%       105,098.57       105,098.57
    A-4           61,986,631.00    61,986,631.00           6.980%       360,555.57       360,555.57
                 --------------   --------------   -------------    --------------   --------------
  Class A        143,584,852.00    92,036,015.49            6.86%       526,086.15       526,086.15
                 --------------   --------------   -------------    --------------   --------------
     B            13,570,520.00    11,596,598.54           7.280%        70,352.70        70,352.70
     C             9,192,933.00     7,855,760.40           8.010%        52,437.20        52,437.20
     D             2,188,793.00     1,870,418.57          10.270%        16,007.67        16,007.67
     E             2,363,897.00     2,020,052.62           7.030%        11,834.14        11,834.14
                 --------------   --------------   -------------    --------------   --------------
Total Notes      170,900,995.00   115,378,845.63            7.04%       676,717.85       676,717.85
                 --------------   --------------   -------------    --------------   --------------

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                  Beginning         (Monthly)      (Reallocated)   (Supplemental)      Total              End              Ending
                  of Period         Principal         Principal       Principal       Principal         of Period       Certificate
    Class          Balance            Paid              Paid            Paid            Paid             Balance           Factor
    -----       --------------    --------------   -------------   --------------   --------------    --------------    ------------
    A-1                   0.00              0.00            0.00            0.00              0.00              0.00       0.0000000
    A-2          11,225,760.49      2,725,328.22            0.00       67,016.27      2,792,344.49      8,433,416.00       0.2639039
    A-3          18,823,624.00              0.00            0.00            0.00              0.00     18,823,624.00       1.0000000
    A-4          61,986,631.00              0.00            0.00            0.00              0.00     61,986,631.00       1.0000000
                --------------    --------------    ------------    ------------    --------------    --------------
  Class A        92,036,015.49      2,725,328.22            0.00       67,016.27      2,792,344.49     89,243,671.00
                --------------    --------------    ------------    ------------    --------------    --------------
     B           11,596,598.54        257,576.75            0.00        6,333.85        263,910.61     11,332,687.94       0.8350961
     C            7,855,760.40        174,487.48            0.00        4,290.68        178,778.15      7,676,982.25       0.8350961
     D            1,870,418.57         41,544.64            0.00        1,021.59         42,566.23      1,827,852.34       0.8350960
     E            2,020,052.62         44,868.21            0.00        1,103.32         45,971.53      1,974,081.09       0.8350961
                --------------    --------------    ------------    ------------    --------------    --------------
Total Notes     115,378,845.63      3,243,805.30            0.00       79,765.70      3,323,571.00    112,055,274.62
                --------------    --------------    ------------    ------------    --------------    --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2001


PRINCIPAL PAYMENT CALCULATION

                                       Investor         Investor           Investor                           Supplemental
                   (defined)            Monthly        Reallocated       Supplemental         Total            Percentage
                     Class             Principal        Principal          Principal         Principal        of Principal
    Class          Percentage           Amount           Amount             Amount            Amount            Allocated
    -----        --------------     --------------    --------------    --------------    --------------     --------------
      A                   82.00%      2,725,328.22              0.00         67,016.27      2,792,344.49              84.02%
      B                    7.75%        257,576.75              0.00          6,333.85        263,910.61               7.94%
      C                    5.25%        174,487.48              0.00          4,290.68        178,778.15               5.38%
      D                    1.25%         41,544.64              0.00          1,021.59         42,566.23               1.28%
      E                    1.35%         44,868.21              0.00          1,103.32         45,971.53               1.38%
                 --------------     --------------    --------------    --------------    --------------     --------------
                                      3,243,805.30              0.00         79,765.70      3,323,571.00             100.00%
                 --------------     --------------    --------------    --------------    --------------     --------------

FLOOR CALCULATION

                     Class          Floor Hit?        Floored
    Class            Floors           (Y/N)         Prin Amount
    -----         ------------     ------------     ------------
      A                                                      N/A
      B                     --               No       257,576.75
      C                     --               No       174,487.48
      D                     --               No        41,544.64
      E                     --               No        44,868.21


(Retained) Certificate Balance             4,202,483.00
Initial OC Percentage                              2.40%

Overcollateralization Balance (prior)                         4,202,483.00
Overcollateralization Balance (current)                       4,202,483.00
Cumulative Loss Amount                                                0.00
Available Funds+Collection Account-Servicing                  5,344,055.61

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MARCH 1, 2001


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                                     Yes/No
                                                                                                                     ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                                    No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class
     A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity
     Date, the Class B Maturity Date, the Class C Maturity Date, the Class D
     Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2
     Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes,
     Class D Notes, or Class E Notes, as the case may be.                                                              No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                                  Event                                                  Yes/No
      -------                                                  -----                                                  ------
     6.01(i)     Failure to make payment, deposit, transfer, or delivery required                                       No
     6.01(ii)    Failure to submit Monthly Statement                                                                    No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                    No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                          No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                                     No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days   No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                              No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MARCH 1, 2001


Available Funds                                                                                         $ 2,886,457.24
Deposit from Reserve Account                                                                            $         0.00
                                                                                                        --------------
Total Available Amount to Note Holders:                                                                 $ 2,886,457.24

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)    Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account        $         0.00
(ii)   Indemnity Payments paid inadvertently deposited in Collection Account                            $         0.00
(iii)  Aggregate of:
         (a) Unreimbursed Servicer Advances (Other than current Collection Period)                      $    32,107.90
         (b) Servicer Fees from current and prior Collection Period                                     $    74,109.94
(iv)   Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                      $       416.67
(v)    Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                               $         0.00

(vi)   Class A-1 through A-2 Note Interest on a pari passu basis:
         Class A-1 Note Interest                                                                        $   400,784.45
         Class A-2 Note Interest                                                                        $   644,910.00
(vii)  Class B Note Interest                                                                            $    93,099.33

(viii) Class A Base Principal Distribution Amount
         Class A-1 Principal Distribution Amount                                                        $ 1,593,507.26
         Class A-2 Principal Distribution Amount                                                        $         0.00
(ix)   Class B Base Principal Distribution Amount                                                       $         0.00
(x)    Supplemental Interest Reserve Account addition amount                                            $    47,521.69
(xi)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    $         0.00
(xii)  Excess to Trust Certificate Holder                                                               $         0.00




       Reviewed By:



       -------------------------------------------------------------------------
       E. Roger Gebhart
       Executive Vice President and Treasurer

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MARCH 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of February 28, 2001                                       1,356,002.55
     Investment earnings on amounts in Collection Account                                         13,142.88
     Payments due Collection Account from last 3 business days of Collection Period              207,779.16
     Servicer Advance on current Determination Date                                            1,309,532.65
     Additional Contribution for loss on termination                                                   0.00
     Deposit from Reserve Account                                                                      0.00
     Deposit from Letter of Credit Account                                                             0.00
     AVAILABLE FUNDS ON PAYMENT DATE                                                           2,886,457.24

Initial Unpaid Amounts inadvertently deposited in Collection Account                                   0.00
  REMAINING AVAILABLE FUNDS                                                                    2,886,457.24

Indemnity Payments paid inadvertently deposited in Collection Account                                  0.00
  REMAINING AVAILABLE FUNDS                                                                    2,886,457.24

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                           32,107.90
     Unreimbursed Servicer Advances paid                                                          32,107.90
                                                                                             --------------
       Unreimbursed Servicer Advances remaining unpaid                                                 0.00
  REMAINING AVAILABLE FUNDS                                                                    2,854,349.34

SERVICER FEES
     Servicer Fees due                                                                            74,109.94
     Servicer Fees paid                                                                           74,109.94
                                                                                             --------------
       Servicer Fees remaining unpaid                                                                  0.00
  REMAINING AVAILABLE FUNDS                                                                    2,780,239.40

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                         0.00
  REMAINING AVAILABLE FUNDS                                                                    2,780,239.40

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                       416.67
     Indenture Trustee Fee paid                                                                      416.67
                                                                                             --------------
       Indenture Trustee Fee remaining unpaid                                                          0.00
  REMAINING AVAILABLE FUNDS                                                                    2,779,822.73

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                              0.00
     Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                                    75,000.00
     Total Indenture Trustee Expenses paid                                                             0.00
                                                                                             --------------
       Indenture Trustee Expenses unpaid                                                               0.00
  REMAINING AVAILABLE FUNDS                                                                    2,779,822.73

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest due                                                                 400,784.45
     Class A-1 Note Interest paid                                                                400,784.45
                                                                                             --------------
       Class A-1 Interest remaining unpaid                                                             0.00
     Class A-2 Note Interest due                                                                 644,910.00
     Class A-2 Note Interest paid                                                                644,910.00
                                                                                             --------------
       Class A-2 Interest remaining unpaid                                                             0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MARCH 1, 2001


  REMAINING AVAILABLE FUNDS                                                                    1,734,128.28

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                    93,099.33
     Class B Note Interest paid                                                                   93,099.33
                                                                                             --------------
       Class B Note Interest remaining unpaid                                                          0.00
  REMAINING AVAILABLE FUNDS                                                                    1,641,028.95


CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance as of preceding Payment Date                            64,211,127.53
     Class A-1 Base Principal Distribution due                                                 1,593,507.26
     Class A-1 Base Principal Distribution Amount paid                                         1,593,507.26
                                                                                             --------------
       Class A-1 Base Principal Distribution remaining unpaid                                          0.00
       Class A-1 Note Principal Balance after distribution on Payment Date                    62,617,620.27

     Class A-2 Note Principal Balance as of preceding Payment Date                            99,600,000.00
     Class A-2 Base Principal Distribution due                                                         0.00
     Class A-2 Base Principal Distribution Amount paid                                                 0.00
                                                                                             --------------
       Class A-2 Base Principal Distribution remaining unpaid                                          0.00
       Class A-2 Note Principal Balance after distribution on Payment Date                    99,600,000.00
  REMAINING AVAILABLE FUNDS                                                                       47,521.69

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
     Class B Note Principal Balance as of preceding Payment Date                              14,052,729.00
     Class B Base Principal Distribution due                                                           0.00
     Class B Base Principal Distribution paid                                                          0.00
                                                                                             --------------
       Class B Base Principal Distribution remaining unpaid                                            0.00
       Class B Note Principal Balance after distribution on Payment Date                      14,052,729.00
  REMAINING AVAILABLE FUNDS                                                                       47,521.69

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
     Supplemental Interest Reserve Account Addition                                               47,521.69
  REMAINING AVAILABLE FUNDS                                                                            0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                       0.00
     Remaining Indenture Trustee Expenses paid                                                         0.00
                                                                                             --------------
       Remaining Indenture Trustee Expenses unpaid                                                     0.00
  REMAINING AVAILABLE FUNDS                                                                            0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                             0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MARCH 1, 2001


RESERVE ACCOUNT: SECTION 3.04(a)
      Initial Reserve Account Balance                                                            3,542,172.76
      Plus: Earnings for Collection Period per Section 3.04(b)                                      15,615.39
      Less: Withdrawal per Section 3.04(c)                                                                 --
        Ending Reserve Account Balance                                                           3,557,788.15

LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
      Initial Letter of Credit Account Balance                                                             --
      Plus: Earnings for Collection Period                                                                 --
      Plus: Additions from draws under Section 3.08(b)                                                     --
      Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                                  --
        Ending Letter of Credit Account Balance                                                            --

SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
      Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)              47,521.69
      Supplemental Interest Reserve Account Addition (Up to Supplemental Interest                   47,521.69
        Required Amount)
      Supplemental Interest Reserve Account Distribution to Collection Account                             --

      Supplemental Interest Reserve Required Amount calculation
        Beginning Balance                                                                          502,074.36
        Plus: Additions (Up to 1% of Initial ADCPB)                                                 47,521.69
        Plus: Earnings for Collection Period                                                         2,148.01
        Less: Required Distributions, To Collection Account                                                --
          Ending Supplemental Interest Reserve Account Balance                                     551,744.06

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MARCH 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                           177,863,856.53
      ADCPB, end of Collection Period                                                 176,270,349.27
                                                                                     ---------------
        Base Principal Amount                                                           1,593,507.26

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                   1,050,691.00
      Servicing Advances collected during the current Collection Period                 1,018,583.10
                                                                                     ---------------
        Unreimbursed Servicing Advances as of current Determination Date                   32,107.90

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                          177,863,856.53
      Servicer Fee Rate                                                                        0.500%
      One-twelfth                                                                               1/12
                                                                                     ---------------
      Servicer Fee due current period                                                      74,109.94
      Prior Servicer Fee arrearage                                                                --
                                                                                     ---------------
      Servicer Fee due                                                                     74,109.94

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                416.67
      Prior Indenture Trustee Fee arrearage                                                     0.00
                                                                                     ---------------
      Total Indenture Trustee Fee due                                                         416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                            0.00
      Prior Indenture Trustee Expenses arrearage                                                0.00
                                                                                     ---------------
      Total Indenture Trustee Expenses due                                                      0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                     0.00
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                    0.00
                                                                                     ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MARCH 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                                  Beginning                                                    Total          Total
                  Initial         of Period       Interest       Current       Overdue       Interest       Interest      Interest
   Class          Balance          Balance          Rate       Interest Due    Interest         Due           Paid       Shortfall
   -----       --------------   --------------   ----------    ------------   ----------   ------------   ------------   ----------
    A-1         75,000,000.00    64,211,127.53        7.490%     400,784.45         0.00     400,784.45     400,784.45         0.00
    A-2         99,600,000.00    99,600,000.00        7.770%     644,910.00         0.00     644,910.00     644,910.00         0.00
               --------------   --------------   ----------    ------------   ----------   ------------   ------------   ----------
  Class A      174,600,000.00   163,811,127.53                 1,045,694.45         0.00   1,045,694.45   1,045,694.45         0.00
               --------------   --------------   ----------    ------------   ----------   ------------   ------------   ----------
     B          14,052,729.00    14,052,729.00        7.950%      93,099.33         0.00      93,099.33      93,099.33         0.00
               --------------   --------------   ----------    ------------   ----------   ------------   ------------   ----------
Total Notes    188,652,729.00   177,863,856.53                 1,138,793.78         0.00   1,138,793.78   1,138,793.78         0.00
               --------------   --------------   ----------    ------------   ----------   ------------   ------------   ----------

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                   Beginning           Current                                End                Ending
                   of Period          Principal          Principal          of Period          Certificate
   Class            Balance              Due               Paid              Balance             Factor
   -----         --------------     --------------     --------------     --------------     --------------
    A-1           64,211,127.53       1,593,507.26       1,593,507.26      62,617,620.27         0.83490160
    A-2           99,600,000.00               0.00               0.00      99,600,000.00         1.00000000
                 --------------     --------------     --------------     --------------     --------------
  Class A        163,811,127.53       1,593,507.26       1,593,507.26     162,217,620.27
                 --------------     --------------     --------------     --------------     --------------
     B            14,052,729.00               0.00               0.00      14,052,729.00         1.00000000
                 --------------     --------------     --------------     --------------     --------------
Total Notes      177,863,856.53       1,593,507.26       1,593,507.26     176,270,349.27
                 --------------     --------------     --------------     --------------     --------------

                                       Beginning                           Base Principal       Principal
                   Principal           of Period           Overdue          Distribution         Payment
                    Percent             Balance           Principal            Amount             Amount
                 --------------      --------------     --------------     --------------     --------------
Class A                  100.00%     163,811,127.53               0.00       1,593,507.26       1,593,507.26
Class B                    0.00%      14,052,729.00               0.00               0.00               0.00

Base Principal Amount:                     1,593,507.26
Gross Charge Off Event?                              No
Available Funds less Fees:                 2,779,822.73

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MARCH 1, 2001


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                             Yes/No
                                                                                             ------
       a)     Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such
              Notes or the Indenture when due; and,                                            No

       b)     Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1
              Maturity Date, the Class A-2 Maturity Date, the Class B Maturity
              Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class B Notes, as
              the case may be.                                                                 No

       c)     Failure on the part of the Trust duly to observe or perform in any
              material respect any other Covenants or Agreements.                              No

       d)     The Trust shall consent to the appointment of a Custodian,
              Receiver, Trustee, or Liquidator, etc.                                           No

       e)     The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization in a
              proceeding under any bankruptcy laws etc.                                        No

       f)     A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not be stayed, withdrawn, or dismissed within 60 days thereafter,
              etc.                                                                             No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                     Event                                       Yes/No
     -------                                     -----                                       ------
    6.01(i)   Failure to make payment, deposit, transfer, or delivery required                 No
    6.01(ii)  Failure to submit Monthly Statement                                              No
    6.01(iii) Failure to Observe Covenants or Agreements in Transaction Documents              No
    6.01(iv)  Servicer consents to appointment of custodian, receiver, etc.                    No
    6.01(v)   Servicer files a voluntary petition for bankruptcy                               No
    6.01(vi)  Petition under bankruptcy laws against Servicer is not stayed, withdrawn
              or dismissed within 60 days                                                      No
    6.01(vii) Assignment by Servicer to a delegate its rights under Servicing Agreement        No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MARCH 1, 2001


AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
                    Current                                                                    175,974,536.78                99.83%
                     31 - 60 days past due                                                         295,086.51                 0.17%
                     61 - 90 days past due                                                             725.99                 0.00%
                     91+ days past due                                                                   0.00                 0.00%
                                                                                               --------------
                                                                                               176,270,349.27

PUTBACK SUMMARY
                   Defaults for Related Collection Period                                                                     0.00
                     Total Defaulted Contracts                                                                        1,557,037.61
                   Recoveries from Reserve Account for Current Period                                                         0.00
                    Total Recoveries from Reserve Account                                                             1,105,421.62
                   Net Remaining Defaulted                                                                              451,615.99
                   Recoveries from Source Recourse (Up to Available Source Recourse)                                          0.00
                   Recoveries from Draw on Letter of Credit Account                                                           0.00

10% LIMITED RECOURSE AMOUNT
                   Beginning Amount available under 10% limited recourse                                             19,238,909.32
                   Beginning % available under 10% limited recourse                                                         9.2242%
                   Current months buy backs under 10% limited recourse obligation                                             0.00
                   Cumulative amount bought back under 10% limited recourse obligation                                1,492,478.79
                   Cumulative % bought back under 10% limited recourse obligation                                           0.0000%

LETTERS  OF CREDIT
                   Beginning Value of the 2 Letters of Credit                                                        20,000,000.00
                   Amount of step down in the Letters of Credit                                                               0.00
                   Ending Value of the 2 Letters of Credit                                                           20,000,000.00


LETTER OF CREDIT DRAW EVENTS                                                                                          (NO/YES)
                                                                                                                      --------
                   (i) Non Performance of Buy Back Obligation - Deposit full amount of both LOCs (No/Yes):                No

                   (ii) Downgrade by Confirming bank - Deposit full amount of relevant LOC:
                   Northern Trust Company (Downgraded below Aa/AA by Moodys and S&P respectively)                         No
                   Bank One (Downgraded below Aa/A by Moodys and S&P respectively)                                        No

                   (iii) Non-Renewal of Letters of Credit for 364 days by issuing or confirming bank:                     No
                        Deposit full amount of relevant LOC:
                   Draw on Letters of Credit?                                                                             No

                   If a draw on the letters of credit, amount deposited in Letter of Credit Account                        0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MARCH 1, 2001


GROSS CHARGE EVENT CALCULATION:                                          Result
                                                                     --------------
                    Defaulted Contracts Current Period                            0
                    Total Defaulted Contracts Prior Period                1,557,038
                                                                     --------------
                    Total ADCPB of all Defaulted Contracts                1,557,038
                    Total Initial ADCPB                                 188,652,729
                                                                     --------------
                      % Total Defaulted                                        0.83%
                    Maximum Allowed                                           10.00%

Gross Charge Off Event:                                                                   No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2001


Available Amount to Note Holders:                                                              6,271,054.22
Reserve Account balance, beginning                                                             1,702,000.21

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)     Initial Unpaid Amounts inadvertently deposited in Collection Account                             --
(ii)    Indemnity Payments paid inadvertently deposited in Collection Account                            --
(iii)   Aggregate of:
          (a) Unreimbursed Servicer Advances                                                      16,976.24
          (b) Servicer Fees from current and prior Collection Period                              70,863.93
          (c) Servicing Charges inadvertently deposited in Collection Account                            --
(iv)    Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(v)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --

(vi)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                 44,730.51
          Class A-2 Note Interest                                                                181,357.16
          Class A-3 Note Interest                                                                320,780.10
          Class A-4 Note Interest                                                                210,522.36
(vii)   Class B Note Interest                                                                    136,943.16
(viii)  Class C Note Interest                                                                     86,713.05
(ix)    Class D Note Interest                                                                     40,571.84

(x)     Class A Base Principal Distribution Amount
          Class A-1 Principal Distribution Amount                                              5,665,936.08
          Class A-2 Principal Distribution Amount                                                        --
          Class A-3 Principal Distribution Amount                                                        --
          Class A-4 Principal Distribution Amount                                                        --
(xi)    Class B Base Principal Distribution Amount                                                       --
(xii)   Class C Base Principal Distribution Amount                                                       --
(xiii)  Class D Base Principal Distribution Amount                                                       --
(xv)    Class E Note Interest                                                                     26,428.97
(xvi)   Class E Principal Distribution Amount                                                            --
(xviii) Reserve Account Reimbursement/(Withdrawal)                                              (531,185.85)
(xix)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xx)    Remaining Amount to Residual Holder                                                              --

Reserve Account balance, ending                                                                1,170,814.36

Disbursements from Reserve Account:
        Interest earned on Reserve Account to Residual Holder                                      8,781.58

        Reviewed By:



        ------------------------------------------------------------------------
        E. ROGER GEBHART
        EVP & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of February 28, 2001                                         901,085.64
     Investment earnings on amounts in Collection Account                                         18,113.56
     Payments due Collection Account from last 3 business days of Collection Period            1,169,593.22
     Additional contribution for terminated trade-ups and rebooked leases                                --
     Servicer Advance on current Determination Date                                            4,182,261.80
                                                                                             --------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                           6,271,054.22
     Reserve Account balance                                                                   1,702,000.21
                                                                                             --------------
     TOTAL AVAILABLE FUNDS                                                                     7,973,054.43

Initial Unpaid Amounts inadvertently deposited in Collection Account                                     --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    7,973,054.43

Indemnity Payments paid inadvertently deposited in Collection Account                                    --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    7,973,054.43

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                           16,976.24
     Unreimbursed Servicer Advances paid                                                          16,976.24
                                                                                             --------------
       Unreimbursed Servicer Advances remaining unpaid                                                   --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    7,956,078.19

SERVICER FEES
     Servicer Fees due                                                                            70,863.93
     Servicer Fees paid                                                                           70,863.93
                                                                                             --------------
       Servicer Fees remaining unpaid                                                                    --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    7,885,214.26

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                           --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    7,885,214.26

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                       416.67
     Indenture Trustee Fee paid                                                                      416.67
                                                                                             --------------
       Indenture Trustee Fee remaining unpaid                                                            --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    7,884,797.59

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                           75,000.00
                                                                                             --------------
     Total Indenture Trustee Expenses paid                                                               --
                                                                                             --------------
       Indenture Trustee Expenses unpaid                                                                 --
  REMAINING AVAILABLE FUNDS                                                                    7,884,797.59

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2001


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                      44,730.51
     Class A-2 Note Interest                                                                     181,357.16
     Class A-3 Note Interest                                                                     320,780.10
     Class A-4 Note Interest                                                                     210,522.36
       Total Class A Interest due                                                                757,390.13
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    7,127,407.46

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                   136,943.16
     Class B Note Interest paid                                                                  136,943.16
                                                                                             --------------
       Class B Note Interest remaining unpaid                                                            --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    6,990,464.30

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                    86,713.05
     Class C Note Interest paid                                                                   86,713.05
                                                                                             --------------
       Class C Note Interest remaining unpaid                                                            --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    6,903,751.26

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                    40,571.84
     Class D Note Interest paid                                                                   40,571.84
                                                                                             --------------
       Class D Note Interest remaining unpaid                                                            --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    6,863,179.42

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                            5,535,619.55
     Class A Note Principal Balance as of preceding Payment Date                             123,015,744.14
                                                                                             --------------
     Class A Base Principal Distribution Amount paid                                           5,535,619.55
                                                                                             --------------
       Class A Base Principal Distribution Amount remaining unpaid                                       --
     Class A-1 Note Principal Balance as of preceding Payment Date                             8,596,824.14
     Class A-1 Base Principal Distribution Amount paid                                         5,535,619.55
                                                                                             --------------
       Class A-1 Note Principal Balance after distribution                                     3,061,204.58
                                                                                             --------------
     Remaining Class A Base Principal Distribution Amount                                                --
                                                                                             --------------
     Class A-2 Note Principal Balance as of preceding Payment Date                            29,609,332.00
     Class A-2 Base Principal Distribution Amount paid                                                   --
                                                                                             --------------
       Class A-2 Note Principal Balance after distribution                                    29,609,332.00
     Remaining Class A Base Principal Distribution Amount                                                --
                                                                                             --------------
     Class A-3 Note Principal Balance as of preceding Payment Date                            51,393,341.00
     Class A-3 Base Principal Distribution Amount paid                                                   --
                                                                                             --------------
       Class A-3 Note Principal Balance after distribution                                    51,393,341.00
     Remaining Class A Base Principal Distribution Amount                                                --
                                                                                             --------------
     Class A-4 Note Principal Balance as of preceding Payment Date                            33,416,247.00
     Class A-4 Base Principal Distribution Amount paid                                                   --
                                                                                             --------------
       Class A-4 Note Principal Balance after distribution                                    33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                    1,327,559.86

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2001


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                              21,149,523.00
     Class B Base Principal Distribution due                                                             --
     Class B Base Principal Distribution paid                                                            --
                                                                                             --------------
       Class B Base Principal Distribution remaining unpaid                                              --
       Class B Note Principal Balance after distribution on Payment Date                      21,149,523.00
  REMAINING AVAILABLE FUNDS                                                                    1,327,559.86

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                              12,689,714.00
     Class C Base Principal Distribution due                                                             --
     Class C Base Principal Distribution paid                                                            --
                                                                                             --------------
       Class C Base Principal Distribution remaining unpaid                                              --
       Class C Note Principal Balance after distribution on Payment Date                      12,689,714.00
  REMAINING AVAILABLE FUNDS                                                                    1,327,559.86

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                               4,229,905.00
     Class D Base Principal Distribution due                                                             --
     Class D Base Principal Distribution paid                                                            --
                                                                                             --------------
       Class D Base Principal Distribution remaining unpaid                                              --
       Class D Note Principal Balance after distribution on Payment Date                       4,229,905.00
  REMAINING AVAILABLE FUNDS                                                                    1,327,559.86

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                     3,061,204.58
     Class A-1 Reallocated Principal Distribution                                                        --
                                                                                             --------------
       Class A-1 Note Principal Balance after Reallocation                                     3,061,204.58
  Remaining Available Funds                                                                    1,327,559.86
                                                                                             --------------
     Class A-2 Note Principal Balance after Base Principal                                    29,609,332.00
     Class A-2 Reallocated Principal Distribution                                                        --
                                                                                             --------------
       Class A-2 Note Principal Balance after Reallocation                                    29,609,332.00
  Remaining Available Funds                                                                    1,327,559.86
                                                                                             --------------
     Class A-3 Note Principal Balance after Base Principal                                    51,393,341.00
     Class A-3 Reallocated Principal Distribution                                                        --
                                                                                             --------------
       Class A-3 Note Principal Balance after Reallocation                                    51,393,341.00
  Remaining Available Funds                                                                    1,327,559.86
                                                                                             --------------
     Class A-4 Note Principal Balance after Base Principal                                    33,416,247.00
     Class A-4 Reallocated Principal Distribution                                                        --
                                                                                             --------------
       Class A-4 Note Principal Balance after Reallocation                                    33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                    1,327,559.86

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                      21,149,523.00
     Class B Reallocated Principal Distribution paid                                                     --
                                                                                             --------------
       Class B Note Principal Balance after Reallocation                                      21,149,523.00
  REMAINING AVAILABLE FUNDS                                                                    1,327,559.86

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2001


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                      12,689,714.00
     Class C Reallocated Principal Distribution paid                                                     --
                                                                                             --------------
       Class C Note Principal Balance after Reallocation                                      12,689,714.00
  REMAINING AVAILABLE FUNDS                                                                    1,327,559.86

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                       4,229,905.00
     Class D Reallocated Principal Distribution paid                                                     --
       Class D Note Principal Balance after Reallocation                                       4,229,905.00
  REMAINING AVAILABLE FUNDS                                                                    1,327,559.86

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                    26,428.97
     Class E Note Interest paid                                                                   26,428.97
                                                                                             --------------
       Class E Note Interest remaining unpaid                                                            --
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                    1,301,130.89

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                               4,124,157.00
     Class E Base Principal Distribution due                                                             --
     Class E Base Principal Distribution paid                                                            --
                                                                                             --------------
       Class E Base Principal Distribution remaining unpaid                                              --
       Class E Note Principal Balance after distribution on Payment Date                       4,124,157.00
  REMAINING AVAILABLE FUNDS                                                                    1,301,130.89

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                       4,124,157.00
     Class E Reallocated Principal Distribution paid                                                     --
       Class E Note Principal Balance after Reallocation                                       4,124,157.00
  REMAINING AVAILABLE FUNDS                                                                    1,301,130.89

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                              3,061,204.58
     Class A-1 Supplemental Principal Distribution                                               130,316.53
                                                                                             --------------
       Class A-1 Note Principal Balance after Supplemental                                     2,930,888.05
  Remaining Available Funds                                                                    1,170,814.36
                                                                                             --------------
     Class A-2 Note Principal Balance after Reallocated Principal                             29,609,332.00
     Class A-2 Supplemental Principal Distribution                                                       --
                                                                                             --------------
       Class A-2 Note Principal Balance after Supplemental                                    29,609,332.00
  Remaining Available Funds                                                                    1,170,814.36
                                                                                             --------------
     Class A-3 Note Principal Balance after Reallocated Principal                             51,393,341.00
     Class A-3 Supplemental Principal Distribution                                                       --
                                                                                             --------------
       Class A-3 Note Principal Balance after Supplemental                                    51,393,341.00
  Remaining Available Funds                                                                    1,170,814.36
                                                                                             --------------
     Class A-4 Note Principal Balance after Reallocated Principal                             33,416,247.00
     Class A-4 Supplemental Principal Distribution                                                       --
                                                                                             --------------
       Class A-4 Note Principal Balance after Supplemental                                    33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                    1,170,814.36

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2001


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                               21,149,523.00
     Class B Supplemental Principal Distribution paid                                                    --
                                                                                             --------------
       Class B Note Principal Balance after Supplemental                                      21,149,523.00
  REMAINING AVAILABLE FUNDS                                                                    1,170,814.36

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                               12,689,714.00
     Class C Supplemental Principal Distribution paid                                                    --
                                                                                             --------------
       Class C Note Principal Balance after Supplemental                                      12,689,714.00
  REMAINING AVAILABLE FUNDS                                                                    1,170,814.36

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                                4,229,905.00
     Class D Supplemental Principal Distribution paid                                                    --
                                                                                             --------------
       Class D Note Principal Balance after Supplemental                                       4,229,905.00
  REMAINING AVAILABLE FUNDS                                                                    1,170,814.36

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                                4,124,157.00
     Class E Supplemental Principal Distribution paid                                                    --
                                                                                             --------------
       Class E Note Principal Balance after Supplemental                                       4,124,157.00
  REMAINING AVAILABLE FUNDS                                                                    1,170,814.36

RESERVE FUND
     Required Reserve Fund Amount                                                              2,114,952.31
     Reserve Account Balance, Ending                                                           1,170,814.36
     Reserve Account Deposit/(Withdrawal)                                                       (531,185.85)
                                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                                              --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                         --
     Remaining Indenture Trustee Expenses paid                                                           --
                                                                                             --------------
       Remaining Indenture Trustee Expenses unpaid                                                       --
  REMAINING AVAILABLE FUNDS                                                                              --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                               --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                            170,073,433.28
     ADCPB, end of Collection Period                                                  164,407,497.20
                                                                                     ---------------
       Base Principal Amount                                                            5,665,936.08

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                    3,703,889.39
     Servicing Advances collected during the current Collection Period                  3,686,913.15
                                                                                     ---------------
       Unreimbursed Servicing Advances as of current Determination Date                    16,976.24


CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                           170,073,433.28
     Servicer Fee Rate                                                                         0.500%
     One-twelfth                                                                                1/12
                                                                                     ---------------
     Servicer Fee due current period                                                       70,863.93
     Prior Servicer Fee arrearage                                                                 --
                                                                                     ---------------
     Servicer Fee due                                                                      70,863.93

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                 416.67
     Prior Indenture Trustee Fee arrearage                                                        --
                                                                                     ---------------
     Total Indenture Trustee Fee due                                                          416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                               --
     Prior Indenture Trustee Expenses arrearage                                                   --
                                                                                     ---------------
     Total Indenture Trustee Expenses due                                                         --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                        --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                       --
                                                                                     ---------------
     Total Other Amounts Due Servicer under Servicing Agreement                                   --

AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                     161,072,829.18              96.04%
      31 - 60 days past due                                        3,570,190.13               2.13%
      61 - 90 days past due                                        1,222,105.04               0.73%
      91+ days past due                                            1,855,214.90               1.11%
                                                                 --------------
                                                                 167,720,339.26

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                    92,596.17
     Less Recoveries                                                                     96,604.48
                                                                                    --------------
     Total Charge Offs for the period                                                    (4,008.31)

     End of Month ADCPB                                                             164,407,497.20
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                         0.00%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                                    Beginning
                   Initial          of Period        Interest                             Interest
   Class           Balance           Balance           Rate           Interest Due          Paid
   -----        --------------    --------------   -------------     --------------    --------------
    A-1          50,018,622.00      8,596,824.14           6.938%         44,730.51         44,730.51
    A-2          29,609,332.00     29,609,332.00           7.350%        181,357.16        181,357.16
    A-3          51,393,341.00     51,393,341.00           7.490%        320,780.10        320,780.10
    A-4          33,416,247.00     33,416,247.00           7.560%        210,522.36        210,522.36
                --------------    --------------   -------------     --------------    --------------
  Class A       164,437,542.00    123,015,744.14            7.44%        757,390.13        757,390.13
                --------------    --------------   -------------     --------------    --------------
     B           21,149,523.00     21,149,523.00           7.770%        136,943.16        136,943.16
     C           12,689,714.00     12,689,714.00           8.200%         86,713.05         86,713.05
     D            4,229,905.00      4,229,905.00          11.510%         40,571.84         40,571.84
     E            4,124,157.00      4,124,157.00           7.690%         26,428.97         26,428.97
                --------------    --------------   -------------     --------------    --------------
Total Notes     206,630,841.00    165,209,043.14            7.65%      1,048,047.15      1,048,047.15
                --------------    --------------   -------------     --------------    --------------

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                  Beginning          (Monthly)    (Reallocated)  (Supplemental)       Total              End            Ending
                  of Period          Principal      Principal      Principal        Principal         of Period       Certificate
   Class           Balance             Paid            Paid          Paid             Paid             Balance          Factor
   -----        --------------    --------------  -------------  -------------    --------------    --------------    -----------
    A-1           8,596,824.14      5,535,619.55          0.00      130,316.53      5,665,936.08      2,930,888.05     0.0585959
    A-2          29,609,332.00              0.00          0.00            0.00              0.00     29,609,332.00     1.0000000
    A-3          51,393,341.00              0.00          0.00            0.00              0.00     51,393,341.00     1.0000000
    A-4          33,416,247.00              0.00          0.00            0.00              0.00     33,416,247.00     1.0000000
                --------------    --------------    ----------    ------------    --------------    --------------
  Class A       123,015,744.14      5,535,619.55          0.00      130,316.53      5,665,936.08    117,349,808.05
                --------------    --------------    ----------    ------------    --------------    --------------
     B           21,149,523.00              0.00          0.00            0.00              0.00     21,149,523.00     1.0000000
     C           12,689,714.00              0.00          0.00            0.00              0.00     12,689,714.00     1.0000000
     D            4,229,905.00              0.00          0.00            0.00              0.00      4,229,905.00     1.0000000
     E            4,124,157.00              0.00          0.00            0.00              0.00      4,124,157.00     1.0000000
                --------------    --------------    ----------    ------------    --------------    --------------
Total Notes     165,209,043.14      5,535,619.55          0.00      130,316.53      5,665,936.08    159,543,107.05
                --------------    --------------    ----------    ------------    --------------    --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2001


PRINCIPAL PAYMENT CALCULATION

                                      Investor         Investor         Investor                         Supplemental
                    (defined)          Monthly        Reallocated     Supplemental        Total           Percentage
                      Class           Principal        Principal        Principal        Principal       of Principal
    Class          Percentage          Amount           Amount           Amount           Amount          Allocated
    -----         ------------      ------------     ------------     ------------     ------------      ------------
      A                  77.75%     5,535,619.55             0.00       130,316.53     5,665,936.08             79.58%
      B                  10.00%             0.00             0.00             0.00             0.00             10.24%
      C                   6.00%             0.00             0.00             0.00             0.00              6.14%
      D                   2.00%             0.00             0.00             0.00             0.00              2.05%
      E                   1.95%             0.00             0.00             0.00             0.00              2.00%
                  ------------      ------------     ------------     ------------     ------------      ------------
                                    5,535,619.55             0.00       130,316.53     5,665,936.08            100.00%
                  ------------      ------------     ------------     ------------     ------------      ------------

FLOOR CALCULATION

                      Class             Floor Hit?         Floored
    Class             Floors              (Y/N)          Prin Amount
    -----         --------------     --------------     --------------
            A                                                      N/A
            B                 --                 No                 --
            C                 --                 No                 --
            D                 --                 No                 --
            E                 --                 No                 --


(Retained) Certificate Balance                    4,864,390.14
Initial OC Percentage                                     2.30%

Overcollateralization Balance (prior)                              4,864,390.14
Overcollateralization Balance (current)                            4,864,390.14
Cumulative Loss Amount                                                     0.00
Available Funds+Collection Account-Servicing                       7,884,797.59

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MARCH 1, 2001


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                      Yes/No
                                                                                                      ------
       A) Failure to distribute to the Noteholders all or part of any payment of
       Interest required to be made under the terms of such Notes or the
       Indenture when due; and,                                                                          No

       B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
       Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the
       Class A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4
       Maturity Date, the Class B Maturity Date, the Class C Maturity Date, the
       Class D Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class
       A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C
       Notes, Class D Notes, or Class E Notes, as the case may be.                                       No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

       Section                                  Event                                                 Yes/No
       -------                                  -----                                                 ------
       6.01(i)     Failure to make payment, deposit, transfer, or delivery required                      No
       6.01(ii)    Failure to submit Monthly Statement                                                   No
       6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                   No
       6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                         No
       6.01(v)     Servicer files a voluntary petition for bankruptcy                                    No
       6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn
                   or dismissed within 60 days                                                           No
       6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement             No